Capital Risk Management (Tables)	12 Months Ended
Dec. 31, 2020
Capital Risk Management
Schedule of the gearing ratio

	As of
	December 31,
	2019	2020
Borrowings, current portion	255,422	245,626
Borrowings, non-current portion	2,891,973	3,527,595
Lease liabilities, current portion	9,363	9,644
Lease liabilities, non-current portion	195,567	186,526
Total debt	3,352,325	3,969,391
Total equity	1,649,853	1,597,137
Total debt and equity	5,002,178	5,566,528
Gearing ratio	67.0%	71.3%